UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):February 28, 2008

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21324 (Commission File Number)	06-1344888 (IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York  10005
(Address of principal executive offices)

Registrant’s telephone number, including area code: 646-525-3000
______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 28, 2008, NYFIX, Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 to this Report (the “Press Release”), which includes certain information with respect to the Company’s results of operations for the twelve-month period and quarter ended December 31, 2007. The information in the Press Release with respect to “NYFIX Reports Fourth Quarter and Full Year 2007 Results” is hereby incorporated by reference in this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of NYFIX, Inc., dated February 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:	/s/ Annemarie Tierney
Name:	Annemarie Tierney
Title:	General Counsel and Corporate Secretary

Dated: February 28, 2008

EXHIBIT INDEX

99.1	Press release of NYFIX, Inc., dated February 28, 2008.